UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2020
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

Item 8.01 Other Events

On December 14, 2020, The E.W. Scripps Company (the "Company") issued a press release announcing that its wholly owned subsidiary, Scripps Escrow II, Inc., intends to offer $700 million of new senior secured notes and $500 million of new senior unsecured notes. The private offering is subject to market conditions and other factors and is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the notes offering, the Company provided potential investors with summary historical consolidated financial information for ION Media Networks, Inc. ("ION Media") and summary unaudited pro forma combined financial information as of September 30, 2020, for the nine months ended September 30, 2020 and 2019, for the year ended December 31, 2019 and for the twelve-month periods ended September 30, 2020 and 2019. The unaudited pro forma condensed combined financial information is derived from the historical consolidated financial statements of the Company, ION Media, and the acquired Cordillera television stations (reported within the parent entity, EPI Preferred, LLC ("EPI")), the historical condensed financial statements of the acquired Nexstar Media Group ("Nexstar") television station, the historical condensed combined financial statements of the acquired Tribune Media Company ("Tribune") television stations, and the historical results of the WPIX television station held for sale.

The summary unaudited pro forma combined financial information and related adjustments provided to investors also considered the financing necessary for closing the ION Media acquisition and other adjustments.

The summary unaudited pro forma combined financial information is being provided for illustrative purposes and does not purport to represent what the actual consolidated results of operations of the Company would have been had the respective transactions and adjustments occurred on the date assumed or any other date, nor is it necessarily indicative of the Company’s future results of operations for any future period or as of any future date. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information.

The audited consolidated financial statements of ION Media, and its subsidiaries, as of and for each of the years then ended December 31, 2019 and 2018, including the notes thereto, are attached hereto as Exhibit 99.2. The unaudited financial statements of ION Media, and its subsidiaries, for the nine months ended September 30, 2020 and 2019, including the notes thereto, are attached hereto as Exhibit 99.3. A management discussion and analysis off financial condition and results of operations for ION Media’s consolidated financial statements is attached hereto as Exhibit 99.4.

The summary unaudited pro forma combined financial information as of September 30, 2020, for the nine months ended September 30, 2020 and 2019, for the year ended December 31, 2019, and for the twelve-month period ended September 30, 2020 are attached hereto as Exhibit 99.5.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

99.1	Press release dated December 14, 2020

99.2	Audited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of and for each of the years then ended December 31, 2019 and 2018

99.3	Unaudited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019

99.4	Management's discussion and analysis of financial condition and results of operations of ION Media Networks, Inc.

99.5	Summary unaudited proforma combined financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Vice President, Controller
(Principal Accounting Officer)
Dated: December 14, 2020
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